Exhibit 10.2.1





                            AMENDMENT NO. 11 TO THE
         FOURTH AMENDED AND RESTATED AGREEMENT FOR WHOLESALE FINANCING


This Amendment No. 11 to the Fourth Amended and Restated Agreement for Wholesale Financing (this "Amendment") is made as of January 29, 1998 by and between ENTEX Information Services, Inc., a Delaware corporation ("Borrower") and IBM Credit Corporation, a Delaware corporation ("IBM Credit").


                                    RECITALS

     A. Borrower and IBM Credit have entered into that certain Fourth Amended and Restated Agreement for Wholesale Financing dated as of September 15, 1995 (as amended on September 19, 1995 and as further amended, supplemented or otherwise modified from time to time, the "Agreement").

     B. The parties have agreed to modify the Agreement as more specifically set forth below, upon and subject to the terms and conditions of this Amendment as set forth herein.


                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and IBM Credit hereby agree as follows:

Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Section 2.  Modification of Agreement

     A. Section 3(c) of the Agreement is hereby amended by deleting the first paragraph and items (A) through (E) thereof in their entirety and substituting, in lieu thereof, the following:

          "(c) "Value" shall mean at any time with respect to the items specified below (i) which are owned by (and in the possession or under the control of) Borrower and located in a jurisdiction in the United States in which the Uniform Commercial Code has been adopted and (ii) as to which IBM Credit has a valid, perfected first priority security interest, the sum of each percentage specified opposite each such item of (x) in the case of any item of Eligible Ingram Non-Financed Products, Financed Products or other inventory, the lower of such item's cost and fair market value (in each case, net of applicable reserves), provided that the aggregate Value of all Eligible Ingram Non-Financed Products shall not exceed $15,000,000, and (y) in the case of Eligible Receivables and Authorized Supplier Claims described below, the outstanding face amount thereof.


ENTEX11 (01/98)                   page 1 of 4

    A.    Financed Products and other inventory located in the Erlanger, Kentucky; Canton, Massachusetts; Frederick,
          Maryland; Kent, Washington; Atlanta, Georgia; Rio Rancho, New Mexico; Dupont, Oregon; Santa Clara, California;
          Folsom, California; Sacramento, California; Chandler, Arizona; Wichita, Kansas; or Redmond, Washington warehouse.

   (i)    Obsolete or defective Service Parts                                                                                    0%

  (ii)    IBM Service Parts which are neither obsolete nor defective                                                            50%

 (iii)    Service parts which are neither IBM Service Parts nor obsolete or defective                                           50%

  (iv)    Financed Products on display for demonstration purposes                                                                0%

   (v)    Financed Products constituting clearance or returned goods                                                             0%

  (vi)    All other Financed Products                                                                                          100%

 (vii)    Eligible Ingram Non-Financed Products                                                                                 50%

  Note:  the total Value for Eligible Ingram Non-Financed Products shall not exceed $15,000,000

(viii)    Other inventory constituting Collateral                                                                               20%

    B.    Financed Products and other inventory located outside of the Erlanger, Kentucky; Canton, Massachusetts; Frederick,
          Maryland; Kent, Washington; Atlanta, Georgia; Rio Rancho, New Mexico; Dupont, Oregon; Santa Clara, California;
          Folsom, California; Sacramento, California; Chandler, Arizona; Wichita, Kansas; or Redmond, Washington warehouse.

  (ix)    IBM Service Parts                                                                                                      0%

   (x)    Financed Products on display for demonstration purposes                                                                0%

  (xi)    Financed Products constituting clearance or returned goods                                                             0%

 (xii)    All other Financed Products                                                                                           80%

(xiii)    Eligible Ingram Non-Financed Products (other than Ingram Micro Products)                                               0%

 (xiv)    Other inventory constituting Collateral                                                                                3%

    C.    Eligible Receivables                                                                                                  90%

    D.    Authorized Supplier Claims                                                                                           100%

    E.    Section 19 of the Agreement is hereby amended by deleting the defined terms of "HP Special Accounts Collateral" and
          "HP Special Inventory Collateral."

Section 3. Representations and Warranties. Borrower makes to IBM Credit the following representations and warranties all of which are material and are made to induce IBM Credit to enter into this Amendment.

Section 3.1 Accuracy and Completeness of Warranties and Representations. All representations made by Borrower in the Agreement were true and accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by Borrower in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make representations not misleading.

Section 3.2 Violation of Other Agreements. The execution and delivery of this Amendment and the performance and observance of the covenants to be performed and observed hereunder do not violate or cause Borrower not to be in compliance with the terms of any agreement to which Borrower is a party.

Section 3.3 Litigation. Except as has been disclosed by Borrower to IBM Credit in writing, there is no litigation, proceeding, investigation or labor dispute pending or threatened against Borrower, which if adversely determined, would materially adversely affect Borrower's ability to perform Borrower's obligations under the Agreement and the other documents, instruments and agreements executed in connection therewith or pursuant hereto.

Section 3.4 Enforceability of Amendment. This Amendment has been duly authorized, executed and delivered by Borrower and is enforceable against Borrower in accordance with its terms.

Section 4. Ratification of Agreement. Except as specifically amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect. Borrower hereby, ratifies, confirms and agrees that the Agreement, as amended hereby, represents a valid and enforceable obligation of Borrower, and is not subject to any claims, offsets or defense.

Section 5. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

IN WITNESS WHEREOF, this Amendment has been duly executed by the authorized officers of the undersigned as of the day and year first above written.


                         ENTEX INFORMATION SERVICES, INC.

                         By: /s/ Mike Archambault
                             --------------------------

                         Title: Treasurer
                               ------------------------


                         Accepted and Agreed:

                         IBM CREDIT CORPORATION

                         By: /s/ Glenn Miotke
                             ------------------------------------

                         Title: Manager Credit-Selected Accounts
                               ----------------------------------